UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-10467

                        CAUSEWAY CAPITAL MANAGEMENT TRUST
               (Exact name of registrant as specified in charter)

                                    --------


                    11111 Santa Monica Boulevard, Suite 1500
                              Los Angeles, CA 90025
               (Address of principal executive offices) (Zip code)

                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-866-947-7000

                      DATE OF FISCAL YEAR END: SEPTEMBER 30

                  DATE OF REPORTING PERIOD: SEPTEMBER 30, 2007

ITEM 1.    REPORTS TO STOCKHOLDERS.

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                                [GRAPHIC OMITTED]
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                              [LOGO] CAUSEWAY FUNDS

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                                  ANNUAL REPORT

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                                    CAUSEWAY
                                  INTERNATIONAL
                                   VALUE FUND
                          (CLOSED TO CERTAIN INVESTORS)
                               SEPTEMBER 30, 2007

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

                                [GRAPHIC OMITTED]

            TABLE OF CONTENTS

            Letter to Shareholders                                     2

            Schedule of Investments                                    6

            Sector Diversification                                    10

            Statement of Assets and Liabilities                       11

            Statement of Operations                                   12

            Statement of Changes in Net Assets                        13

            Financial Highlights                                      14

            Notes to Financial Statements                             16

            Report of Independent Registered
               Public Accounting Firm                                 23

            Notice to Shareholders                                    24

            Trustee and Officer Information                           25

            Disclosure of Fund Expenses                               28

            Statement Regarding Basis for
               Approval of Investment
               Advisory Agreement                                     30

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2007, the Causeway International Value Fund Institutional Class returned 21.22% and the Investor Class returned 20.92% compared to the MSCI EAFE(R) Index return of 25.38%. Since the Fund's inception on October 26, 2001, the annualized returns are 17.80% for the Institutional Class and 17.51% for the Investor Class compared to the MSCI EAFE(R) Index return of 15.65% for the same period. At fiscal year-end, the Fund had net assets of $4.86 billion.

PERFORMANCE REVIEW

From October 2006 through June 2007, international markets proceeded through a historically tranquil period. Equity markets charged ahead, credit spreads (measured between US Treasuries and emerging market debt and high yield corporate debt securities) shrunk to unprecedented levels, and earnings momentum became the most powerful driver of the performance of equities. Suddenly during July and August, widespread concern over the US subprime mortgage securities market forced investors to reassess risk. As short-term credit spreads widened, fears of negative economic ramifications overshadowed global equity markets. In response to the unfolding crisis, monetary accommodation by several central banks provided uplift to investor sentiment. Ironically, credit concerns--and the resulting central bank panacea--may have led to acceleration in an already rapid rate of global money growth. At September's close, the existing wave of global liquidity pushed equity markets higher, producing the most volatile quarter since the market lows of 2002-2003. Consistent with its traditional value style, the Fund exhibited defensive outperformance compared to the MSCI EAFE(R) Index in the August sell off. However, that market downturn was short-lived and the Fund underperformed the MSCI EAFE(R) Index over the fiscal year. Fund holdings in the automobiles & components, materials, and semiconductors sectors detracted from relative performance, while holdings in the energy, telecommunication services, and utilities sectors added to relative performance gains during the period. A significant detractor to return this year was online gaming company, PartyGaming (United Kingdom). In late 2006, the US federal government enacted legislation that effectively closed online gambling in the United States. The Fund no longer owns shares in the Company. Other notable underperformers compared to the Index included bank, Mitsubishi UFJ Financial Group (Japan), sugar producer, Tate & Lyle (UK), technology giant, Samsung Electronics (Korea), pachinko game manufacturer, Sankyo (Japan), and electronic components outsource manufacturer, Celestica (Canada). Two of the largest contributors to relative return this year were telecommunication services providers, Telefonica (Spain) and France Telecom. Other notable contributors to return this year were restructuring conglomerate, Siemens (Germany), energy services company, Technip (France), and power utility, E.ON (Germany).

All major currencies (including the British Pound, Euro, and Canadian Dollar) appreciated relative to the US Dollar in the twelve months ended September 30, 2007, thus amplifying international returns for dollar-based investors. The US dollar index (which tracks its value against a basket of six leading


--------------------------------------------------------------------------------
2                       CAUSEWAY INTERNATIONAL VALUE FUND
currencies) fell to a low of 77.66 on September 28, 2007 which is the lowest level since the Federal Reserve launched the data series in 1973. Due to its relative underweight to companies listed in Asia and overweight to companies listed in Europe relative to the MSCI EAFE(R) Index, the Fund benefited from currency movements this year. Currency effects may be less favorable in the future. We do not attempt to forecast the direction of currencies, but rather focus on understanding a specific company's earnings sensitivity to currency changes.

SIGNIFICANT PORTFOLIO CHANGES

As a result of our bottom up security selection based on risk adjusted expected returns, the Fund's exposure to several industries and countries changed during the fiscal year. Weightings in the capital goods, technology hardware & equipment, and materials industries increased, while the real estate, utilities, and food & staples retailing industries decreased. Notable changes in country weightings during the fiscal year included Japan (+4.37%), Sweden (+2.58%), South Korea (-2.37%), France (-2.66%), and Hong Kong (-2.84%).

Significant purchases this year included telecommunication equipment manufacturer, Ericsson (Sweden), Mitsubishi UFJ Financial Group (Japan), Astellas Pharmaceutical (Japan), Yamaha Motor (Japan), Tate & Lyle (UK), and hotel operator, Accor (France). Largest sales during the period included Hong Kong-listed energy producers, PetroChina and CNOOC, metals & mining company, Rio Tinto (UK), bank holding company, ABN Amro (Netherlands), power utility, Electricite de France, and steel producer, Posco (South Korea).

INVESTMENT OUTLOOK

Despite central bank support, credit markets have not yet fully recovered from their seizure in July and August. Credit interest spreads remain high in the commercial paper and mortgage markets. Eschewing financial sector stocks, momentum investors have stampeded into materials, capital goods, and industrials this year, preferring beneficiaries of growth in China and the other major developing countries. An unprecedented divergence between the performance of emerging equity markets and G7 markets widened further. Through September 30, the MSCI Emerging Markets(SM) Index has risen approximately 34% year-to-date, compared to 12% for the MSCI World(SM) Index and 14% for the MSCI EAFE(R) Index. We believe the bull market that began in 2003 has entered its third and final stage, with greater risks and price volatility. Consistent with late-cycle market behavior, investors are willing to pay for growth. In their desire to own shares in the most cyclical industries, investors shun companies warning of short-term problems. This also explains the unbridled enthusiasm for developing markets. We see certain parallels between this current demand for growth and some of the frothier bull markets of the past few decades. The scramble to buy Chinese companies listed in Hong Kong (in advance of a flood of Chinese money) provides one of several examples of indiscriminate buying. We cannot predict precisely when Asian equity markets will reach a peak, but when that occurs, share price declines could be savage. The recent illiquidity


--------------------------------------------------------------------------------
                        CAUSEWAY INTERNATIONAL VALUE FUND                      3
surrounding US-originated subprime mortgage-backed securities is just one more reminder of trading volumes (and pricing) evaporating when most needed. We maintain a diversified portfolio with a penchant for companies with strong balance sheets that can generate sustainable free (surplus) cash flow. Our experience gives us confidence that these types of companies should preserve capital in choppy markets. However, our disciplined value strategy is unlikely to outperform in a momentum-oriented, late-stage market advance. Valuations in many unpopular industries have become increasingly attractive, with several financial stocks leading the list of candidates with upside potential. While others flock to China-related growth, the greatest total return potential and lowest risk opportunities can be found in stocks that have lagged their markets and are poised for recovery.

We thank you for your continued confidence in Causeway International Value Fund and look forward to serving you in the future.

/s/ Harry W. Hartford          /s/ Sarah H. Ketterer          /s/ James A. Doyle

Harry W. Hartford              Sarah H. Ketterer              James A. Doyle
Portfolio Manager              Portfolio Manager              Portfolio Manager

/s/ Jonathan P. Eng            /s/ Kevin Durkin

Jonathan P. Eng                Kevin Durkin
Portfolio Manager              Portfolio Manager

October 16, 2007

THE ABOVE COMMENTARY EXPRESSES THE PORTFOLIO MANAGERS' VIEWS AS OF THE DATE SHOWN AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE REGARDING ANY STOCK. THESE VIEWS AND THE PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE. THERE IS NO GUARANTEE THAT ANY FORECASTS MADE WILL COME TO PASS.


--------------------------------------------------------------------------------
4                       CAUSEWAY INTERNATIONAL VALUE FUND

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN CAUSEWAY INTERNATIONAL VALUE FUND, INSTITUTIONAL CLASS SHARES AND INVESTOR CLASS SHARES VERSUS THE MSCI EAFE(R) INDEX

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Causeway International  Causeway International
                   Value Fund              Value Fund
                 Institutional              Investor          MSCI EAFE(R)
                    Class                    Class              Index
 10/26/2001        $10,000                  $10,000            $10,000
  9/30/2002          8,828                    8,805              8,063
  9/30/2003         12,025                   11,953             10,203
  9/30/2004         15,321                   15,200             12,501
  9/30/2005         18,382                   18,201             15,791
  9/30/2006         21,790                   21,526             18,894
  9/30/2007         26,414                   26,029             23,689

--------------------------------------------------------------------------------
                                                      Annualized    Annualized
                                          One Year        5 Year     Inception
                                            Return        Return       to Date
--------------------------------------------------------------------------------
Institutional Class                          21.22%        24.51%        17.80%
--------------------------------------------------------------------------------
Investor Class                               20.92%        24.21%        17.51%
--------------------------------------------------------------------------------
MSCI EAFE(R) Index                           25.38%        24.05%        15.65%
--------------------------------------------------------------------------------

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of the Causeway International Value Fund is October 26, 2001.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. INVESTMENT PERFORMANCE REFLECTS FEE WAIVERS IN EFFECT. IN THE ABSENCE OF SUCH FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE WHEN PAID. INVESTOR CLASS SHARES HAVE A SHAREHOLDER SERVICE FEE OF UP TO 0.25% PER ANNUM OF AVERAGE DAILY NET ASSETS, AND WILL HAVE LOWER PERFORMANCE THAN INSTITUTIONAL CLASS SHARES. INSTITUTIONAL CLASS SHARES HAVE NO SHAREHOLDER SERVICE FEE. FOR MORE INFORMATION, PLEASE SEE THE PROSPECTUS.

THE MSCI EAFE(R) INDEX IS AN UNMANAGED INDEX CONSISTING OF A MARKET-VALUE-WEIGHTED AVERAGE OF THE PERFORMANCE OF INTERNATIONAL SECURITIES LISTED ON EXCHANGES IN EUROPE, AUSTRALASIA AND THE FAR EAST. THE INDEX DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, FEES AND EXPENSES ASSOCIATED WITH AN INVESTMENT IN THE FUND. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THERE ARE SPECIAL RISKS IN FOREIGN INVESTING (PLEASE SEE NOTE 5 IN THE NOTES TO FINANCIAL STATEMENTS).


--------------------------------------------------------------------------------
                        CAUSEWAY INTERNATIONAL VALUE FUND                      5

SCHEDULE OF INVESTMENTS (000)*
SEPTEMBER 30, 2007

CAUSEWAY INTERNATIONAL VALUE FUND                 NUMBER OF SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCK
CANADA -- 2.5%
   Manulife Financial Corp.                              1,888,821   $   77,897
   Precision Drilling Trust                              2,300,781       44,123
                                                                     -----------
                                                                        122,020
                                                                     -----------
FINLAND -- 1.1%
   UPM-Kymmene Oyj                                       2,166,159       52,385
                                                                     -----------
FRANCE -- 16.0%
   Accor SA                                                694,670       61,671
   AXA SA                                                2,308,187      103,279
   BNP Paribas SA                                          738,122       80,768
   France Telecom SA+                                    3,352,681      112,296
   Publicis Groupe SA                                    1,884,152       77,482
   Sanofi-Aventis+                                       1,152,823       97,610
   Technip SA                                            1,342,226      120,001
   Vinci SA                                              1,624,918      126,947
                                                                     -----------
                                                                        780,054
                                                                     -----------
GERMANY -- 8.8%
   Bayer AG                                                973,335       77,472
   Depfa Bank PLC                                          138,131        2,860
   Deutsche Post AG                                      2,647,885       77,023
   E.ON AG                                                 648,732      119,939
   Siemens AG                                            1,077,686      148,166
                                                                     -----------
                                                                        425,460
                                                                     -----------
HONG KONG -- 0.8%
   Yue Yuen Industrial Holdings Ltd.+                   13,220,533       39,540
                                                                     -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
6                       CAUSEWAY INTERNATIONAL VALUE FUND

SEPTEMBER 30, 2007

CAUSEWAY INTERNATIONAL VALUE FUND                 NUMBER OF SHARES        VALUE
--------------------------------------------------------------------------------
IRELAND -- 4.4%
   Allied Irish Banks PLC                                2,597,554   $   62,373
   CRH PLC                                               2,256,841       88,946
   Smurfit Kappa Group PLC 1+                            2,727,755       63,205
                                                                     -----------
                                                                        214,524
                                                                     -----------
ITALY -- 1.3%
   UniCredito Italiano SpA                               7,296,769       62,427
                                                                     -----------
JAPAN -- 10.5%
   Astellas Pharmaceutical Inc.                          1,643,100       78,829
   Haseko Corp. 1                                       23,237,500       55,640
   Honda Motor Co. Ltd.                                  2,840,600       95,470
   Mitsubishi UFJ Financial Group 2                         10,261       93,170
   Sankyo Co. Ltd.                                       1,022,800       41,410
   Takeda Pharmaceutical Co. Ltd.                          949,200       66,779
   Yamaha Motor Co. Ltd.                                 3,021,500       77,083
                                                                     -----------
                                                                        508,381
                                                                     -----------
NETHERLANDS -- 9.5%
   Akzo Nobel NV                                           593,170       48,887
   ING Groep NV                                          2,368,583      105,138
   Koninklijke Philips Electronics NV                    2,038,083       91,978
   Reed Elsevier                                         3,591,576       68,215
   Royal Dutch Shell PLC, Class A                          520,316       21,486
   TNT NV                                                1,908,333       80,000
   Unilever NV                                           1,498,712       46,267
                                                                     -----------
                                                                        461,971
                                                                     -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                        CAUSEWAY INTERNATIONAL VALUE FUND                      7

SEPTEMBER 30, 2007

CAUSEWAY INTERNATIONAL VALUE FUND                 NUMBER OF SHARES        VALUE
--------------------------------------------------------------------------------
NORWAY -- 3.2%
   Aker Kvaerner ASA                                     2,081,750   $   66,374
   Stolt-Nielsen SA                                      1,227,620       36,463
   Telenor ASA 1                                         2,619,390       52,516
                                                                     -----------
                                                                        155,353
                                                                     -----------
SOUTH KOREA -- 4.4%
   LG Telecom Ltd. 1                                     3,895,774       39,260
   Samsung Electronics Co. Ltd.                            183,891      115,573
   Shinhan Financial Group Co. Ltd.                        920,825       60,187
                                                                     -----------
                                                                        215,020
                                                                     -----------
SPAIN -- 3.4%
   Enagas SA                                             1,279,788       33,176
   Telefonica SA                                         4,704,152      131,671
                                                                     -----------
                                                                        164,847
                                                                     -----------
SWEDEN -- 2.6%
   Telefonaktiebolaget LM Ericsson, Class B             31,442,000      125,953
                                                                     -----------
SWITZERLAND -- 5.1%
   Credit Suisse Group                                   1,009,424       67,035
   Novartis AG                                           1,145,171       63,210
   Syngenta AG                                             146,649       31,623
   Zurich Financial Services AG                            294,522       88,369
                                                                     -----------
                                                                        250,237
                                                                     -----------
UNITED KINGDOM -- 24.0%
   Aviva PLC                                             5,075,675       76,440
   BAE Systems PLC                                      14,200,540      143,397
   BP PLC                                                6,877,508       79,863
   British Airways PLC 1                                 6,847,350       53,697
   British American Tobacco PLC                          4,025,612      144,316

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
8                       CAUSEWAY INTERNATIONAL VALUE FUND

SCHEDULE OF INVESTMENTS (000)* (CONCLUDED)
SEPTEMBER 30, 2007

CAUSEWAY INTERNATIONAL VALUE FUND                 NUMBER OF SHARES        VALUE
--------------------------------------------------------------------------------
UNITED KINGDOM -- (CONTINUED)
   Compass Group PLC                                     8,346,483   $   51,577
   GlaxoSmithKline PLC                                   2,570,456       68,218
   HBOS PLC                                              4,459,401       83,447
   HSBC Holdings PLC                                     4,867,215       89,031
   Kingfisher PLC                                        7,838,384       28,678
   Royal Bank of Scotland Group PLC                      7,025,817       75,475
   Royal Dutch Shell PLC, Class B                        1,536,319       63,250
   Tate & Lyle PLC                                       6,353,090       52,324
   Unilever PLC                                          2,438,442       77,089
   Vodafone Group PLC                                   22,500,676       81,262
                                                                     -----------
                                                                      1,168,064
                                                                     -----------
TOTAL COMMON STOCK
   (COST $3,826,136) -- 97.6%                                         4,746,236
                                                                     -----------
SHORT-TERM INVESTMENT
   Federated Prime Obligations Fund, 5.262%**           82,022,426       82,022
                                                                     -----------
TOTAL SHORT-TERM INVESTMENT
   (COST $82,022) -- 1.7%                                                82,022
                                                                     -----------
TOTAL INVESTMENTS -- 99.3%
   (COST $3,908,158)                                                  4,828,258
                                                                     -----------
OTHER ASSETS & LIABILITIES, NET -- 0.7%                                  35,755
                                                                     -----------
NET ASSETS -- 100.0%                                                 $4,864,013
                                                                     ===========

*     Except for share data.
**    The rate shown represents the 7-day effective yield as of September 30,
      2007.
+ Resales of portions of these securities are subject to Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally on foreign exchanges or to qualified institutional buyers.
1     Non-income producing security.
2     Security is fair valued (see Note 2 in the Notes to Financial Statements).

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                        CAUSEWAY INTERNATIONAL VALUE FUND                      9

SECTOR DIVERSIFICATION

AS OF SEPTEMBER 30, 2007, THE SECTOR DIVERSIFICATION WAS AS FOLLOWS:

CAUSEWAY INTERNATIONAL VALUE FUND                               % OF NET ASSETS
--------------------------------------------------------------------------------
COMMON STOCK
Financial                                                                 23.2%
Consumer Discretionary                                                    14.2
Industrial                                                                13.7
Communications                                                             8.6
Energy                                                                     8.1
Health Care                                                                7.7
Basic Materials                                                            7.4
Consumer Staples                                                           6.6
Technology                                                                 5.0
Utilities                                                                  3.1
                                                                        ------
TOTAL COMMON STOCK                                                        97.6
                                                                        ------
SHORT-TERM INVESTMENT                                                      1.7
                                                                        ------
EXCESS OF CASH AND RECEIVABLES OVER PAYABLES                               0.7
                                                                        ------

NET ASSETS                                                               100.0%
                                                                        ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
10                      CAUSEWAY INTERNATIONAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (000)*

                                                                                                 CAUSEWAY
                                                                                            INTERNATIONAL
                                                                                               VALUE FUND
                                                                                            -------------
                                                                                                  9/30/07
                                                                                            -------------
ASSETS:
   Investments at Market Value (Cost $3,908,158)                                               $4,828,258
   Receivable for Investment Securities Sold                                                       33,606
   Receivable for Dividends and Interest                                                            9,828
   Receivable for Tax Reclaims                                                                      4,405
   Receivable for Fund Shares Sold                                                                  3,815
                                                                                               ----------
      TOTAL ASSETS                                                                              4,879,912
                                                                                               ----------
LIABILITIES:
   Payable for Investment Securities Purchased                                                      7,525
   Payable for Fund Shares Redeemed                                                                 3,738
   Payable due to Investment Adviser                                                                3,315
   Payable for Shareholder Service Fees -- Investor Class                                             308
   Payable for Foreign Currency                                                                       240
   Payable due to Administrator                                                                       165
   Payable for Trustees' Fees                                                                          38
   Other Accrued Expenses                                                                             570
                                                                                               ----------
      TOTAL LIABILITIES                                                                            15,899
                                                                                               ----------
      NET ASSETS                                                                               $4,864,013
                                                                                               ==========
NET ASSETS:
   Paid-in-Capital (unlimited authorization -- no par value)                                   $3,029,872
   Undistributed Net Investment Income                                                             87,612
   Accumulated Net Realized Gain on Investments                                                   826,083
   Net Unrealized Appreciation on Investments                                                     920,100
   Net Unrealized Appreciation on Foreign Currencies and Translation of Other Assets and
     Liabilities Denominated in Foreign Currencies                                                    346
                                                                                               ----------
      NET ASSETS                                                                               $4,864,013
                                                                                               ==========
   NET ASSET VALUE (BASED ON NET ASSETS OF $3,080,039,563 / 140,979,811 SHARES) OFFERING AND
     REDEMPTION PRICE PER SHARE -- INSTITUTIONAL CLASS                                         $    21.85
                                                                                               ==========
   NET ASSET VALUE (BASED ON NET ASSETS OF $1,783,973,321 / 82,184,256 SHARES) OFFERING AND
     REDEMPTION PRICE PER SHARE -- INVESTOR CLASS                                              $    21.71
                                                                                               ==========

*  Except for Net Asset Value data.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                     CAUSEWAY INTERNATIONAL VALUE FUND                        11

STATEMENT OF OPERATIONS (000)

                                                                                               CAUSEWAY
                                                                                          INTERNATIONAL
                                                                                             VALUE FUND
                                                                                          -------------
                                                                                            10/01/06 to
                                                                                                9/30/07
                                                                                          -------------
INVESTMENT INCOME:
   Dividend Income (net of foreign taxes withheld of $11,424)                                  $144,394
   Interest Income
                                                                                                    561
                                                                                               --------
   TOTAL INVESTMENT INCOME                                                                      144,955
                                                                                               --------
EXPENSES:
   Investment Advisory Fees                                                                      41,715
   Shareholder Service Fees -- Investor Class                                                     3,773
   Administration Fees                                                                            2,042
   Custodian Fees                                                                                 1,871
   Transfer Agent Fees                                                                              431
   Printing Fees                                                                                    412
   Professional Fees                                                                                161
   Trustees' Fees                                                                                   101
   Registration Fees                                                                                 38
   Other Fees                                                                                       296
                                                                                               --------
   TOTAL EXPENSES                                                                                50,840
                                                                                               --------
   NET INVESTMENT INCOME                                                                         94,115
                                                                                               --------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net Realized Gain from Security Transactions                                                 836,449
   Net Realized Loss from Foreign Currency Transactions                                            (207)
   Net Change in Unrealized Appreciation on Investments                                          55,379
   Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets
      and Liabilities Denominated in Foreign Currency                                               393
                                                                                               --------
   NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS            892,014
                                                                                               --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $986,129
                                                                                               ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
12                    CAUSEWAY INTERNATIONAL VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (000)

                                                                         CAUSEWAY INTERNATIONAL VALUE FUND
                                                                         ---------------------------------
                                                                         10/01/06 to           10/01/05 to
                                                                             9/30/07               9/30/06
                                                                         -----------           -----------
OPERATIONS:
   Net Investment Income                                                  $   94,115            $   93,635
   Net Realized Gain from Security Transactions                              836,449               213,536
   Net Realized Loss from Foreign Currency Transactions                         (207)                 (953)
   Net Change in Unrealized Appreciation on Investments                       55,379               445,761
   Net Change in Unrealized Appreciation on Foreign Currency and
     Translation of Other Assets and Liabilities Denominated in Foreign
       Currency                                                                  393                   127
                                                                          ----------            ----------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      986,129               752,106
                                                                          ----------            ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income Dividends:
     Institutional Class                                                     (39,798)              (61,967)
     Investor Class                                                          (13,963)              (24,633)
                                                                          ----------            ----------
   Total Net Investment Income Dividends                                     (53,761)              (86,600)
                                                                          ----------            ----------
   Net Capital Gain Distributions:
     Institutional Class                                                    (154,256)              (96,583)
     Investor Class                                                          (66,745)              (42,410)
                                                                          ----------            ----------
   Total Net Capital Gain Distributions                                     (221,001)             (138,993)
                                                                          ----------            ----------
   TOTAL DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS                        (274,762)             (225,593)
                                                                          ----------            ----------
   NET INCREASE (DECREASE) IN NET ASSETS DERIVED
     FROM CAPITAL SHARE TRANSACTIONS(1)                                     (604,802)              220,869
   Redemption Fees(2)                                                            365                   243
                                                                          ----------            ----------
   TOTAL INCREASE IN NET ASSETS                                              106,930               747,625
                                                                          ----------            ----------

NET ASSETS:
     Beginning of Year                                                     4,757,083             4,009,458
                                                                          ----------            ----------
     END OF YEAR                                                          $4,864,013            $4,757,083
                                                                          ==========            ==========
     UNDISTRIBUTED NET INVESTMENT INCOME                                  $   87,612            $   47,465
                                                                          ==========            ==========

(1) See Note 7 in the Notes to Financial Statements.
(2) See Note 2 in the Notes to Financial Statements.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                     CAUSEWAY INTERNATIONAL VALUE FUND                        13

FINANCIAL HIGHLIGHTS
FOR THE YEARS ENDED SEPTEMBER 30
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Net Realized
                                                            and
                            Net Asset                Unrealized               Dividends  Distributions          Total
                               Value,         Net          Gain       Total    from Net           from      Dividends
                            Beginning  Investment            on        from  Investment        Capital            and   Redemption
                            of Period      Income   Investments  Operations      Income          Gains  Distributions         Fees
-----------------------------------------------------------------------------------------------------------------------------------
CAUSEWAY INTERNATIONAL VALUE FUND+
INSTITUTIONAL CLASS
   2007                        $19.04       $0.39         $3.54       $3.93      $(0.23)        $(0.89)        $(1.12)         $--
   2006                         16.99        0.39          2.61        3.00       (0.37)         (0.58)         (0.95)          --
   2005                         14.80        0.34          2.56        2.90       (0.26)         (0.45)         (0.71)          --
   2004                         11.86        0.23          2.98        3.21       (0.18)         (0.09)         (0.27)          --
   2003                          8.82        0.18          2.98        3.16       (0.08)         (0.04)         (0.12)          --
INVESTOR CLASS
   2007                        $18.93       $0.33         $3.53       $3.86      $(0.19)        $(0.89)        $(1.08)         $--
   2006                         16.90        0.35          2.60        2.95       (0.34)         (0.58)         (0.92)          --
   2005                         14.73        0.29          2.57        2.86       (0.24)         (0.45)         (0.69)          --
   2004                         11.81        0.18          2.99        3.17       (0.16)         (0.09)         (0.25)          --
   2003                          8.80        0.16          2.96        3.12       (0.07)         (0.04)         (0.11)          --

+  Per share amounts calculated using average shares method.
++ Expense ratio affected by commission recapture payments. See Note 2 in the Notes to Financial Statements.

Amounts designated as "--" are $0 or are rounded to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
14                     CAUSEWAY INTERNATIONAL VALUE FUND

---------------------------------------------------------------------------------------------------------------------
                                                                   Ratio of
                                                                Expenses to                       Ratio
                                                                Average Net     Ratio of         of Net
                                                   Net Assets        Assets     Expenses     Investment
                             Net Asset                 End of    (Excluding   to Average         Income    Portfolio
                            Value, End    Total        Period    Commission          Net     to Average     Turnover
                             of Period   Return          (000)    Recapture)      Assets     Net Assets         Rate
---------------------------------------------------------------------------------------------------------------------
CAUSEWAY INTERNATIONAL VALUE FUND+
INSTITUTIONAL CLASS
   2007                         $21.85    21.22%   $3,080,040          0.90%        0.90%          1.89%       40.01%
   2006                          19.04    18.54     3,323,722          0.92         0.92           2.18        38.22
   2005                          16.99    19.98     2,817,467          0.98         0.98           2.10        22.43
   2004                          14.80    27.41       997,371          1.02         1.00++         1.61        21.11
   2003                          11.86    36.21       224,464          1.05         1.04++         1.74        32.32
INVESTOR CLASS
   2007                         $21.71    20.92%   $1,783,973          1.13%        1.13%          1.63%       40.01%
   2006                          18.93    18.27     1,433,361          1.15         1.15           1.97        38.22
   2005                          16.90    19.74     1,191,991          1.21         1.21           1.81        22.43
   2004                          14.73    27.16       741,969          1.25         1.23++         1.31        21.11
   2003                          11.81    35.76       321,167          1.28         1.27++         1.55        32.32

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                    CAUSEWAY INTERNATIONAL VALUE FUND                         15

NOTES TO FINANCIAL STATEMENTS


1.   ORGANIZATION

Causeway International Value Fund (the "Fund") is a series of Causeway Capital Management Trust (the "Trust"). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on October 26, 2001. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies. The Trust has one additional series, the financial statements of which are presented separately.

Effective February 28, 2005, the Fund closed to certain investors.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION - Except as described below, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last reported sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the last reported bid price. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with fair value pricing procedures approved by the Fund's Board of Trustees (the "Board"). The Fund's fair value pricing procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures,


--------------------------------------------------------------------------------
16                       CAUSEWAY INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides a fair value for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

CASH AND CASH EQUIVALENTS -- Investments in the Federated Prime Obligations Fund are valued daily at cost.

SECURITY TRANSACTIONS AND RELATED INCOME - Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

FOREIGN CURRENCY EXCHANGE CONTRACTS - When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms.

EXPENSE/CLASSES - Expenses that are directly related to one series of the Trust are charged directly to that series. Other operating expenses of the Trust are prorated to the series on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

DIVIDENDS AND DISTRIBUTIONS - Dividends, from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

REDEMPTION FEE - The Fund imposes a redemption fee of 2% on the original value of capital shares redeemed by shareholders less than 90 days after purchase. The redemption fee does not apply to shares purchased through reinvested distributions, shares redeemed through designated systematic withdrawal plans, or omnibus account


--------------------------------------------------------------------------------
                      CAUSEWAY INTERNATIONAL VALUE FUND                       17

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund seeks agreements with these intermediaries to impose the Fund's redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. For the fiscal year ended September 30, 2007, the Institutional Class and Investor Class received $250,756 and $114,356 in redemption fees, respectively.

Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the statement of operations. For the fiscal year ended September 30, 2007, the Fund received commission recapture payments of $166,970. Prior to 2004, commission recapture payments were offset against expenses.

3. INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICE AND DISTRIBUTION AGREEMENTS

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Causeway Capital Management LLC (the "Adviser"). Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund's average daily net assets. The Adviser contractually agreed through September 30, 2007 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual operating expenses (excluding brokerage fees and commissions, interest, taxes, and extraordinary expenses) from exceeding 1.05% and 1.30% of Institutional Class and Investor Class average daily net assets, respectively. No waivers or reimbursements were required under the contract for the fiscal year ended September 30, 2007.

The Trust and SEI Investments Global Funds Services (the "Administrator") have entered into an Administration Agreement. Effective January 1, 2006, under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Trust is subject to a minimum annual fee of $165,000 for all portfolios and classes in existence on the agreement date increased by $80,000 for any portfolio created thereafter and increased by $20,000 for each new class in excess of two added after the agreement date.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the fiscal year ended September 30, 2007, the Investor Class paid 0.23% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the "Distributor") have entered into a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.


--------------------------------------------------------------------------------
18                       CAUSEWAY INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


The officers of the Trust are also officers or employees of the Administrator, Distributor or Investment Adviser. They receive no fees for serving as officers of the Trust.

4.   INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the fiscal year ended September 30, 2007, for the Fund were as follows:

                     Purchases       Sales
                       (000)         (000)
                    -------------------------
                    $2,028,867     $2,829,178
                    -------------------------

5.   RISKS OF FOREIGN INVESTING

The Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other factors, the possibility of future social, political and economic developments and the level of governmental supervision and regulation of securities markets in different foreign countries. These risks are higher for emerging markets investments.

6.   FEDERAL TAX INFORMATION

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined


--------------------------------------------------------------------------------
                      CAUSEWAY INTERNATIONAL VALUE FUND                       19

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to realized losses on foreign currency transactions, were reclassified to/(from) the following accounts as of September 30, 2007 (000):

                    Undistributed    Accumulated
                   Net Investment   Net Realized
                       Income          Gain
                   -----------------------------
                       $(207)          $207
                   -----------------------------

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2007 and September 30, 2006, were as follows (000):

                          Ordinary    Long-Term
                           Income    Capital Gain      Total
                  -------------------------------------------
                  2007    $ 59,291     $215,471      $274,762
                  2006     133,659       91,934       225,593
                  -------------------------------------------

As of September 30, 2007, the components of distributable income on a tax basis were as follows (000):

              Undistributed Ordinary Income          $  224,435
              Undistributed Long-Term Capital Gain      689,554
              Unrealized Appreciation                   920,217
              Post-October Currency Losses                 (291)
              Other Temporary Differences                   226
                                                     ----------
              Total Distributable Income             $1,834,141
                                                     ==========

Post-October currency losses represent losses realized on currency transactions from November 1, 2006 through September 30, 2007 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

At September 30, 2007, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

                                                             Net
                Federal     Appreciated   Depreciated    Unrealized
                Tax Cost     Securities    Securities   Appreciation
              ------------------------------------------------------
               $3,908,387    $1,043,946     $(124,075)     $919,871
              ------------------------------------------------------


--------------------------------------------------------------------------------
20                       CAUSEWAY INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


7.   CAPITAL SHARES ISSUED AND REDEEMED (000)

                                           Fiscal Year Ended        Fiscal Year Ended
                                           September 30, 2007       September 30, 2006
                                         ----------------------   ---------------------
                                          SHARES       VALUE       SHARES      VALUE
                                         --------   -----------   -------   -----------
INSTITUTIONAL CLASS:
Shares Sold                                22,393   $   453,681    28,485     $ 505,559
Shares Issued in Reinvestment
   of Dividends and Distributions           8,472       167,825     8,335       137,187
Shares Redeemed                           (64,412)   (1,356,018)  (28,102)     (500,885)
                                         --------   -----------   -------     ---------
Increase (Decrease) in Shares
   Outstanding Derived from
   Institutional Class Transactions       (33,547)     (734,512)    8,718       141,861
                                         --------   -----------   -------     ---------
INVESTOR CLASS:
Shares Sold                                19,707       403,280    26,604       467,675
Shares Issued in Reinvestment
   of Dividends and Distributions           4,044        79,744     4,018        65,862
Shares Redeemed                           (17,284)     (353,314)  (25,439)     (454,529)
                                         --------   -----------   -------     ---------
Increase in Shares Outstanding Derived
   from Investor Class Transactions         6,467       129,710     5,183        79,008
                                         --------   -----------   -------     ---------
Increase (Decrease) in Shares
   Outstanding from Capital
   Share Transactions                     (27,080)  $  (604,802)   13,901     $ 220,869
                                         ========   ===========   =======     =========


--------------------------------------------------------------------------------
                      CAUSEWAY INTERNATIONAL VALUE FUND                       21

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


8.   NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. Adoption of FIN 48 is required for fiscal years beginning after December 31, 2006 and is to be applied to all open tax years as of the effective date. Recent Securities and Exchange Commission guidance allows implementing FIN 48 in fund asset calculations as late as the fund's last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semi-annual report for the six-months ended March 31, 2008. As of September 30, 2007, the Fund does not anticipate a material impact to the financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, management does not believe that the adoption of SFAS No. 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


--------------------------------------------------------------------------------
22                       CAUSEWAY INTERNATIONAL VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees and Shareholders of Causeway International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Causeway International Value Fund (the "Fund") at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
November 20, 2007


--------------------------------------------------------------------------------
                      CAUSEWAY INTERNATIONAL VALUE FUND                       23

NOTICE TO SHAREHOLDERS (Unaudited)


The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2008. Please consult your tax adviser for proper treatment of this information.

For the fiscal period ended September 30, 2007, the Fund is designating the following items with regard to distributions paid during the year:

      (A)             (B)               (C)           (D)                 (E)

  Long Term          Ordinary                                        Dividends (1)
 Capital Gains        Income       Tax Exempt         Total          for Corporate
 Distributions    Distributions   Distributions   Distributions   Dividends Received
  (Tax Basis)      (Tax Basis)     (Tax Basis)     (Tax Basis)         Deduction
---------------   -------------   -------------   -------------   ------------------
    75.29%            24.71%          0.00%          100.00%             0.00%

      (F)              (G)             (H)             (I)

  Qualifying                                        Qualified
Dividend Income      Foreign        Qualified       Short-Term
 (15% Tax Rate         Tax          Interest         Capital
   for QDI)           Credit         Income            Gain
---------------   -------------   -------------   -------------
    91.71%            16.16%          1.89%          100.00%

Foreign taxes accrued during the fiscal year ended September 30, 2007, amounted to $11,424,096 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 - Dividend for the year ending December 31, 2007. In addition, for the fiscal year ended September 30, 2007, gross income derived from sources within foreign countries amounted to $155,817,944 for the Fund.

(1) Qualifying Dividends represent dividends which qualify for the corporate dividends received deduction.
Items (A), (B), (C) and (D) are based on a percentage of the Fund's total distribution.
Item (E) is based on a percentage of ordinary income distributions of the Fund. Item (F) represents the amount of "Qualifying Dividend Income" as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions." It is the Fund's intention to designate the maximum amount permitted by the law.
Item (G) is based on a percentage of ordinary income distributions of the Fund. Item (H) is the amount of "Qualifying Interest Income" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.
Item (I) is the amount of "Qualifying Short-Term Capital Gain" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.


--------------------------------------------------------------------------------
24                       CAUSEWAY INTERNATIONAL VALUE FUND

TRUSTEE AND OFFICER INFORMATION (Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Board Members." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Board Members." The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

---------------------------------------------------------------------------------------------------------------------------
                                    TERM OF                                                 NUMBER OF
                                     OFFICE                                                PORTFOLIOS
                                      AND                  PRINCIPAL                        IN TRUST            OTHER
     NAME           POSITION(S)    LENGTH OF              OCCUPATION(S)                     COMPLEX         DIRECTORSHIPS
   ADDRESS,        HELD WITH THE      TIME                DURING PAST                      OVERSEEN BY         HELD BY
    AGE 1             COMPANY       SERVED 2               FIVE YEARS                    BOARD MEMBER 3    BOARD MEMBER 4
---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
-------------
Peter G. Allen     Trustee         Since 2/04   President, Haven Partners (private             2          None
Age: 49                                         equity and financial advisory firm)
                                                (since 1998).

John A. G. Gavin   Trustee         Since 9/01   Chairman, Gamma Holdings                       2          Director/Trustee
Age: 76                                         (international consulting and                             TCW Funds, Inc.,
                                                investment holding company) (since                        TCW Strategic
                                                1968); Senior Counselor, Hicks                            Income Fund,
                                                TransAmerica Partners (private                            Inc., Hotchkis
                                                equity investment firm) (since 2001).                     and Wiley Funds
                                                                                                          and Claxson, S.A.

Eric H. Sussman    Trustee         Since 9/01   Tenured Lecturer, Anderson                     2          Trustee, Presidio
Age: 41                                         Graduate School of Management,                            Funds
                                                University of California, Los
                                                Angeles (since 1995); President,
                                                Amber Capital, Inc. (real estate
                                                investment and financial planning
                                                firm) (since 1993).


--------------------------------------------------------------------------------
                      CAUSEWAY INTERNATIONAL VALUE FUND                       25

TRUSTEE AND OFFICER INFORMATION (Unaudited)
(CONTINUED)


---------------------------------------------------------------------------------------------------------------------------------
                                          TERM OF                                                  NUMBER OF
                                          OFFICE                                                   PORTFOLIOS
                                           AND                       PRINCIPAL                      IN TRUST           OTHER
      NAME              POSITION(S)      LENGTH OF                  OCCUPATION(S)                   COMPLEX       DIRECTORSHIPS
    ADDRESS,           HELD WITH THE       TIME                     DURING PAST                   OVERSEEN BY        HELD BY
     AGE 1                COMPANY        SERVED 2                    FIVE YEARS                  BOARD MEMBER 3   BOARD MEMBER 4
---------------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------
Turner Swan          President and      Since 8/01    General Counsel and Member of the              N/A               N/A
11111 Santa          Secretary                        Adviser (since 2001).
Monica Blvd.,
Suite 1500,
Los Angeles, CA
90025
Age: 45

Gracie V. Fermelia   Chief Compliance   CCO (since    Chief Compliance Officer of the                N/A               N/A
11111 Santa          Officer and        7/05);Asst.   Adviser (since July 2005); Chief
Monica Blvd.,        Assistant          Sect.         Operating Officer and Member of the
Suite 1500,          Secretary          (since 8/01)  Adviser (since 2001).
Los Angeles, CA
90025
Age: 46

Michael Lawson       Treasurer          Since 7/05    Director of the Administrator's Fund           N/A               N/A
One Freedom                                           Accounting department (since July 2005);
Valley Drive                                          Manager in the Administrator's Fund
Oaks, PA 19456                                        Accounting department (November 1998 to
Age: 46                                               July 2005).

Timothy D. Barto     Vice President     Since 9/01    Vice President and Assistant Secretary         N/A               N/A
One Freedom          and Assistant                    of the Administrator (since December
Valley Drive         Secretary                        1999).
Oaks, PA 19456
Age: 39


--------------------------------------------------------------------------------
26                       CAUSEWAY INTERNATIONAL VALUE FUND

TRUSTEE AND OFFICER INFORMATION (Unaudited)
(CONCLUDED)


--------------------------------------------------------------------------------------------------------------------------------
                                     TERM OF                                                     NUMBER OF
                                     OFFICE                                                     PORTFOLIOS
                                       AND                       PRINCIPAL                       IN TRUST            OTHER
    NAME           POSITION(S)      LENGTH OF                  OCCUPATION(S)                      COMPLEX        DIRECTORSHIPS
  ADDRESS,        HELD WITH THE       TIME                      DURING PAST                     OVERSEEN BY         HELD BY
    AGE 1            COMPANY         SERVED 2                    FIVE YEARS                    BOARD MEMBER 3    BOARD MEMBER 4
--------------------------------------------------------------------------------------------------------------------------------
James Ndiaye     Vice President    Since 10/04   Vice President and Assistant Secretary of          N/A               N/A
One Freedom      and Assistant                   the Administrator (since October 2004);
Valley Drive     Secretary                       General Counsel, Citco Mutual Fund Services
Oaks, PA 19456                                   (2003-2004); Vice President and Associate
Age: 39                                          Counsel, OppenheimerFunds (2001-2003).

Michael Pang     Vice President    Since 7/05    Attorney of the Administrator (since 2005);        N/A               N/A
One Freedom      and Assistant                   Counsel, Caledonian Bank & Trust Mutual
Valley Drive     Secretary                       Fund Group (2004). Counsel, Permal Asset
Oaks, PA 19456                                   Management (2001-2004).
Age: 35

Sofia Rosala     Vice President    Since 7/05    Corporate Counsel of the Administrator             N/A               N/A
One Freedom      and Assistant                   (since 2004); Compliance Officer, SEI
Valley Drive     Secretary                       Investments Company (2001-2004).
Oaks, PA 19456
Age: 33

----------
1 Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

2 Each Trustee shall hold office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust's Declaration of Trust. The president, treasurer and secretary shall hold office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust's Bylaws.

3 The "Trust Complex" consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2007, the Trust Complex consisted of two investment companies.

4 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.


--------------------------------------------------------------------------------
                      CAUSEWAY INTERNATIONAL VALUE FUND                       27

DISCLOSURE OF FUND EXPENSES (Unaudited)


All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for the Fund under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund's comparative cost by comparing the hypothetical result for the Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT the Fund's actual return -- the account values shown may not apply to your specific investment.


--------------------------------------------------------------------------------
28                      CAUSEWAY INTERNATIONAL VALUE FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)
(CONCLUDED)


                                               BEGINNING      ENDING                 EXPENSES
                                                ACCOUNT      ACCOUNT    ANNUALIZED     PAID
                                                 VALUE        VALUE       EXPENSE     DURING
                                                4/1/07       9/30/07      RATIOS      PERIOD*
---------------------------------------------------------------------------------------------
CAUSEWAY INTERNATIONAL VALUE FUND
---------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Institutional Class                            $1,000.00    $1,069.50      0.90%       $4.67
HYPOTHETICAL 5% RETURN
Institutional Class                            $1,000.00    $1,020.56      0.90%       $4.56
---------------------------------------------------------------------------------------------
CAUSEWAY INTERNATIONAL VALUE FUND
---------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Investor Class                                 $1,000.00    $1,068.40      1.14%       $5.91
HYPOTHETICAL 5% RETURN
Investor Class                                 $1,000.00    $1,019.35      1.14%       $5.77
---------------------------------------------------------------------------------------------

*EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).











--------------------------------------------------------------------------------
                        CAUSEWAY INTERNATIONAL VALUE FUND                     29

STATEMENT REGARDING BASIS FOR APPROVAL OF
INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required annually to approve continuance of the investment advisory agreement (the "Advisory Agreement") between Causeway Capital Management Trust and Causeway Capital Management LLC (the "Adviser") with respect to Causeway International Value Fund (the "Fund"). A similar annual approval requirement will apply to continuance of the investment advisory agreement between the Adviser and the Trust with respect to Causeway Emerging Markets Fund after the end of the initial two-year term of that agreement. All members of the Board are independent Trustees (i.e., not "interested persons" of the Trust as defined in the 1940 Act), and continuance of the Advisory Agreement must be approved by a majority of the Trustees.

INFORMATION RECEIVED. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser's services, including information concerning the Fund's performance. At least annually, the Board is provided with additional quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreement. The Board met on July 30, 2007, to consider whether to approve the continuance of the Advisory Agreement for an additional one-year period. In connection with the meeting, the Trustees received and reviewed extensive materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the Trustees' behalf by their independent legal counsel.

FACTORS CONSIDERED. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services to be provided by the Adviser, (2) the investment performance of the Fund and the Adviser, (3) comparisons of the services to be rendered and the amounts to be paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other registered investment companies and other types of clients, (4) the costs of the services to be provided and estimated profits to be realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and
(6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services to be provided by the Adviser, the Trustees considered, among other things, the Adviser's personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser's principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser's commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser's investment philosophy and processes and considered the scope of the Adviser's services to the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser have benefited and will continue to benefit the Fund and its shareholders.


--------------------------------------------------------------------------------
30                      CAUSEWAY INTERNATIONAL VALUE FUND

STATEMENT REGARDING BASIS FOR APPROVAL OF
INVESTMENT ADVISORY AGREEMENT (Unaudited)
(CONTINUED)

Second, regarding the investment performance of the Fund and the Adviser, the Trustees reviewed the investment results of the Fund's Institutional and Investor share classes for the quarter-to-date, one-year, two-year, three-year, five-year and since inception (10/26/01) periods ended June 30, 2007, compared to the MSCI EAFE (R) Index (the "Index"), the Lipper International Funds category, the Lipper International Multi-Cap Core category, and a peer group of sixteen international equity funds used by the Board to track performance during the year. The Trustees noted that although the Institutional and Investor Classes of the Fund returned approximately 26%, 23%, and 20%, annualized, for the one-year, two-year and three-year periods ended June 30, 2007, respectively, they underperformed the comparative measures during those periods. However, they noted that the Fund's annualized returns for the five-year period were approximately even with the Index and outperformed the Lipper categories, and that since inception, the Fund's annualized returns significantly outperformed the Index and the Lipper categories. The Trustees considered the reasons for underperformance in recent periods and concluded that the Adviser's record in managing the Fund indicates that its continued management will benefit the Fund and its shareholders.

Third, the Trustees compared the Fund's advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund's advisory fee was comparable to the average and median advisory fees charged by funds in the Lipper International Funds category, and its expense ratios were below (Institutional shares) or equivalent to (Investor shares) the lowest 20% of funds in the category. The Trustees also compared the Fund's advisory fee with those paid by the Adviser's separate account and subadvised mutual fund clients. They noted that, although these fees were somewhat lower than those paid by the Fund, the differences appropriately reflected the Adviser's significantly greater responsibilities with respect to the Fund, which include the provision of many additional administrative and shareholder services (such as services related to the Fund's disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, fair valuation, regulatory examinations and legal and compliance matters, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, proxy voting, shareholder communications, and due diligence for advisers, consultants and institutional investors). The Trustees concluded that the Fund's advisory fee and expense ratio were reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser's estimated after tax profit margin with respect to such services and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They noted that the Adviser's costs of servicing the Fund had increased during the year ended June 30, 2007, due in part to large and continuing investments in staff and technology which would benefit the Fund's shareholders, and that the Adviser plans further investments in staff and technology.


--------------------------------------------------------------------------------
                        CAUSEWAY INTERNATIONAL VALUE FUND                     31

STATEMENT REGARDING BASIS FOR APPROVAL OF
INVESTMENT ADVISORY AGREEMENT (Unaudited)
(CONCLUDED)

They also observed that the Adviser's estimated profits were within the range cited as reasonable in various court decisions. After consideration of these matters, the Trustees concluded that the Adviser's operating margin with respect to its relationship with the Fund was reasonable.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund's advisory fee schedule did not contain fee breakpoints, it was difficult to determine the existence or extent of any economies of scale. They noted that the Adviser was sharing economies of scale by devoting additional resources to staff and technology in order to focus on continued performance and service to the Fund's shareholders, and that the potential for further economies of scale was limited by the closure of the Fund to most new investors. They also noted that the Fund's management fee and expense ratio continued to be competitive when compared with industry ranges. The Trustees concluded that under the circumstances the Adviser was sharing any economies of scale with the Fund appropriately, and they would continue to monitor the appropriateness of fee breakpoints in the future.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund - often called "fall out" benefits - the Trustees observed that the Adviser does not earn common fall out benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, "contingent deferred sales commissions" or "float" benefits on short-term cash. The Trustees recognized that a potential fall out benefit was the Fund's use of the Frank Russell commission recapture program, since Frank Russell is a consulting firm that may from time to time advise its customers to hire the Adviser. They concluded that the primary fall out benefit received by the Adviser was research services provided by brokers used by the Fund and that this benefit was reasonable in relation to the value of the services that the Adviser provides to the Fund.

APPROVAL. At the July 30, 2007 meeting, the Trustees discussed the information and factors noted above and considered the approval of the Advisory Agreement with representatives of the Adviser and in a private session with independent counsel at which no representatives of the Adviser were present. In their deliberations, the Trustees did not identify any particular information or factor that was determinative or controlling, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees unanimously concluded that the Advisory Agreement and advisory fees were fair and reasonable to the Fund and its shareholders, and that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders, and the Board of Trustees approved the renewal of the Advisory Agreement for a twelve month period beginning September 20, 2007.


--------------------------------------------------------------------------------
32                      CAUSEWAY INTERNATIONAL VALUE FUND

                                      NOTES

                                      NOTES

                                      NOTES

--------------------------------------------------------------------------------

INVESTMENT ADVISER:

Causeway Capital Management LLC
11111 Santa Monica Boulevard
Suite 1500
Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("Commission") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission's website at http://www.sec.gov.



                                                                 CCM-AR-001-0600
--------------------------------------------------------------------------------
                        CAUSEWAY INTERNATIONAL VALUE FUND

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Eric Sussman. Mr. Sussman is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Aggregate fees billed to the registrant for professional services rendered by the registrant's principal accountant for the fiscal years ended September 30, 2007 and 2006 were as follows:

------------------ ----------------- -----------------
                         2007              2006
------------------ ----------------- -----------------
(a)     Audit      $82,400           $44,500
        Fees
------- ---------- ----------------- -----------------
(b)     Audit-     None              None
        Related
        Fees
------- ---------- ----------------- -----------------
(c)     Tax        $13,500           $6,750
        Fees(1)
------- ---------- ----------------- -----------------
(d)     All        None              None
        Other
        Fees
------- ---------- ----------------- -----------------


Note:
     (1) Tax fees include amounts related to tax return reviews.

(e)(1) The registrant's audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant's financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant's investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) 100% of the services described in paragraph (c) of this Item was approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No services included in paragraphs (b) and (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended September 30, 2007, the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant and the registrant's investment adviser were $13,500 and $53,520, respectively. For the fiscal year ended September 30, 2006, the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant and the registrant's investment adviser were $6,750 and $49,500, respectively.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant's investment adviser by the registrant's principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant's independence.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.    SCHEDULE OF INVESTMENTS

See Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                   Causeway Capital Management Trust


By (Signature and Title)*                      /s/ Turner Swan
                                               ----------------------------
                                               Turner Swan, President

Date: December 6, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                      /s/ Turner Swan
                                               ----------------------------
                                               Turner Swan, President


Date: December 6, 2007


By (Signature and Title)*                      /s/ Michael Lawson
                                               ----------------------------
                                               Michael Lawson, Treasurer


Date: December 6, 2007


* Print the name and title of each signing officer under his or her signature.